Exhibit 99.2

Supplemental Financial Data First Quarter 2020

DISCLAIMER 2 This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of March 31, 2020 unless otherwise noted.

Company Update

Business Activities	▪ Government sponsored lending segments remain active with SBA, Mortgage Banking and Freddie Mac Multifamily originations operating at full capacity ▪ CRE lending activities reduced due to uncertainty in the capital markets and a preference for retaining liquidity ▪ Acquisition efforts focused on identifying accretive investments post COVID
Liquidity	▪ Approximate liquidity of $100 million consisting of cash on hand and available borrowing capacity on committed warehouse lines ▪ Since the start of COVID-19, the Company has paid margin calls and provided additional funds needed to roll repurchase obligations, totaling $96 million ▪ The Company has reduced short-term repurchase obligations by 35% to $191 million since December 31st, 2019
Book Value Preservation	▪ Current $4.2 billion portfolio of > 4,500 loans have a weighted average LTV of ~ 60% and 90% are current through April 30, 2020 ▪ 10% of loans in the CRE portfolio and 7% of loans in the residential portfolio have been offered forbearance
Paycheck Protection Program	▪ Ready Capital's SBA operations obtained authorizations on ~ $3.0 billion of PPP loans consisting of 40,000 applications with an average loan size of $75k ▪ Facilitated the funding of ~ $2.1 billion of PPP loans ▪ ~$800 million of PPP loans expected to be processed in short order pending receipt of required documentation and completion of required underwriting procedures

READY CAPITAL.
3

FIRST QUARTER 2020 RESULTS 4 .. Net loss of $51.5 million(1), or $(0.98) per common share .. Core earnings of $1.2 million(1), or $0.01 per common share .. Declared dividend of $0.40 per share EARNINGS / DIVIDENDS .. Return on Equity(2) of (24.9)% .. Core Return on Equity(3) of 0.6% .. Dividend Yield(4) of 22.2% RETURNS .. Total SBC loan investment of $566.8 million .. SBC loan originations of $469.7 million and $51.5 million of loan acquisitions .. SBA loan originations of $45.5 million .. Residential mortgage loan originations of $691.3 million LOAN ORIGINATIONS(5) / ACQUISITIONS .. Adjusted net book value(6) of $14.52 per common share .. BV per share decline primarily attributable to: .. Adoption of CECL of $(0.79)(7) .. Unrealized losses on MSRs of $(0.24) and MBS of $(0.23) BALANCE SHEET (1) Inclusive of non-controlling interest (2) Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period (3) Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to the “Core Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Core Earnings (4) Q1 Dividend yield for the period based on the 3/31/2020 closing share price of $7.22 (5) Represents fully committed amounts (6) Excludes the equity component of our 2017 convertible note issuance (7) Includes day 1 transition adjustment of $(0.13) per share

ADOPTION OF CECL

- **Impact of the adoption of ASU 2016-13 standard on January 1, 2020:**
  - Initial CECL reserve adjustment of approximately $11.1 million, $3.6 million of which is a PCD loan gross up
  - Q1 2020 provision for loan losses of $39.8 million (pre-tax), $35.4 million on performing loans
- **Total ending Q1 2020 allowance reserves of $58.0 million, representing 1.4% of the held-for-investment loan balance**

(In Thousands)	Originated SBC loans	Originated Transitional loans	Acquired loans	SBA 7(a) loans	Total held-for-investment loans
Beginning balance	$ 304	$ 188	$ 3,054	$ 3,895	$ 7,441
CECL PCD loan gross up (1/1/20)	-	-	1,158	2,440	3,598
CECL Day 1 adjustment (1/1/20)[(1)(2)]	2,400	1,906	720	2,501	7,527
Balance as of 1/1/2020	$ 2,704	$ 2,094	$ 4,932	$ 8,836	$ 18,566
Provision for loan losses[(3)]	7,658	22,170	5,722	4,254	39,804
Charge-offs	-	-	(8)	(460)	(468)
Recoveries	-	-	-	66	66
Ending balance - 3/31/20	$ 10,362	$ 24,264	$ 10,646	$ 12,696	$ 57,968
Loan balance - 3/31/20	$ 1,215,061	$ 1,260,771	$ 1,062,170	$ 660,269	$ 4,198,271
% of Loan balance - 3/31/20	0.9%	1.9%	1.0%	1.9%	1.4%

(1) Pre-tax impact on balance sheet reserve.
(2) We recorded a $6.8 million cumulative-effect adjustment to the opening retained earnings (net of taxes) in our consolidated statement of equity as of January 1, 2020, which includes $0.2 million attributable to non-controlling interests.
(3) Includes $35.4 million attributable to performing loans.

READY CAPITAL.
5

RETURN ON EQUITY

Segment	Levered Yield [1]	Core Levered Yield [1]	Equity Allocation
Loan Acquisitions	7.3 %	7.9 %	23.9 %
SBC Originations	12.5 %	12.5 %	63.1 %
SBA Originations, Acquisitions, & Servicing	43.7 %	43.7 %	6.7 %
Residential Mortgage Banking [3]	-33.4 %	70.5 %	6.3 %

	GAAP ROE [2]		Core ROE [2]	
	Q1'20	Q4'19	Q1'20	Q4'19
	10.5 %	16.1 %	17.1 %	15.1 %
Corporate leverage, net of non-earning assets	(1.8)	0.2	(0.3)	(0.1)
Gross return on equity	**8.7 %**	**16.3 %**	**16.8 %**	**15.0 %**
Realized & unrealized gains, net	(7.9)	2.9	(7.8)	3.0
CECL earnings impact	(17.1)	-	-	-
Other income and expenses, net	(7.8)	(7.8)	(7.4)	(7.7)
Non-recurring gains, losses and expenses	(2.5)	(0.8)	-	-
Investment advisory fees	(1.2)	(1.4)	(1.2)	(1.4)
Provision for income taxes	2.9	1.7	0.2	2.0
Return on equity	**-24.9 %**	**10.9 %**	**0.6 %**	**10.9 %**

1) Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2) GAAP ROE is based on GAAP Net Income, while Core ROE is based on Core Earnings, which adjusts GAAP Net Income for certain items detailed on the "Core Earnings Reconciliation" slide.
3) ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.

READY CAPITAL.

6

SBC INVESTMENT BY PRODUCT TYPE(1) 7 (1) Origination volumes are based on fully committed amounts $44.1 $53.7 $48.2 $70.2 $45.5 $86.3 $177.5 $165.6 $116.0 $60.7 $62.9 $73.0 $146.2 $104.7 $149.4 $142.8 $169.1 $153.5 $305.0 $259.6 $128.7 $362.2 $77.9 $153.7 $51.5 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Investment (UPB in $) SBA Conventional Freddie Mac Transitional Acquired

SBC ORIGINATIONS -SEGMENT SNAPSHOT 8 1) Represents fully committed amounts. 2) $ in millions, as of quarter end. 3) Represents fixed rate loans that have been securitized. 4) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 5) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • Originations of $469.7 million(1) • 97% of portfolio is current as of 3/31/20 9.3% 9.6% 9.4% 10.1% 10.5% 1.9% 1.7% 2.8% 1.9% 2.0% 0.0% 5.0% 10.0% 15.0% 20.0% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale GROSS LEVERED YIELD CURRENT QUARTER HIGHLIGHTS (4) (5) Portfolio Metrics (Balance Sheet) Number of loans 429 485 501 537 593 Unpaid Principal Balance (3) $ 1,582 $ 1,829 $ 2,064 $ 2,298 $ 2,581 Carrying Value (3) $ 1,589 $ 1,835 $ 2,070 $ 2,300 $ 2,580 Weighted Average LTV 63% 63% 65% 61% 64% Weighted Average Coupon 6.2% 6.1% 5.8% 6.2% 5.4% Weighted Average Maturity 5 years 5 years 5 years 5 years 5 years Weighted Average Principal Balance (3) $ 3.7 $ 3.7 $ 4.1 $ 4.3 $ 4.4 Percentage of loans fixed / floating 53% / 47% 55% / 45% 55% / 45% 53% / 47% 58% / 42% Percentage of fixed, match funded (4) 87.3% 69.4% 68.3% 84.9% 80.9% Percentage of loans 30+ days delinquent 2.7% 2.7% 1.4% 1.9% 2.6% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020

SBA ORIGINATIONS, ACQUISITIONS, & SERVICING -SEGMENT SNAPSHOT 9 1) Represents fully committed amounts. 2) $ in millions, as of quarter end. 3) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 4) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. 5) Reflects an increase in balances as a result of the Q4 2019 securitization and effects of the guaranteed loan financing gross up. • $52.0 million of SBA secondary market loans sales, with an average sale premium of 9.6% • Originations of $45.5 million(1) 15.0% 22.1% 22.2% 27.6% 25.1% 11.1% 17.8% 16.7% 23.0% 18.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD (3) (4) Portfolio Metrics (Balance Sheet) Number of loans 1,876 1,902 1,875 1,880 1,813 Unpaid Principal Balance (2) $ 262 $ 270 $ 278 $ 804 $ 701 Carrying Value (2) $ 221 $ 230 $ 240 $ 770 $ 664 Weighted Average LTV 82% 87% 88% 83% 84% Weighted Average Coupon 7.4% 7.4% 7.4% 6.9% 6.7% Weighted Average Maturity 15 years 16 years 16 years 15 years 17 years Weighted Average Principal Balance (2) $ 0.1 $ 0.1 $ 0.1 $ 0.4 $ 0.4 Percentage of loans fixed / floating 1% / 99% 1% / 99% 1% / 99% 3% / 97% 1% / 99% Percentage of loans 30+ days delinquent 9.1% 6.5% 6.0% 3.1% 5.3% Q1 2019 Q2 2019 Q3 2019 Q4 2019(5) Q1 2020(5)

LOAN ACQUISITIONS -SEGMENT SNAPSHOT 10 1) Excludes joint venture investments. 2) $ in millions, as of quarter end. 3) Represents fixed rate loans that have been securitized. • Acquired $51.5 million of SBC loans • 98% of portfolio is current as of 3/31/20 13.8% 11.3% 12.5% 12.1% 7.3% 8.4% 3.2% 1.6% 0.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Income on joint venture investments Gross Levered Yield (ex. Gains) CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD Portfolio Metrics(1) (Balance Sheet) Number of loans 1,018 2,385 2,363 2,231 2,212 Unpaid Principal Balance (2) $ 798 $ 1,075 $ 1,068 $ 1,048 $ 1,073 Carrying Value (2) $ 770 $ 1,055 $ 1,056 $ 1,039 $ 1,066 Weighted Average LTV 53% 46% 42% 43% 40% Weighted Average Coupon 6.7% 6.3% 6.3% 6.1% 6.1% Weighted Average Maturity 7 years 10 years 10 years 9 years 9 years Weighted Average Principal Balance (2) $ 0.8 $ 0.5 $ 0.5 $ 0.5 $ 0.5 Percentage of loans fixed / floating 61% / 39% 48% / 52% 47% / 53% 45% / 55% 49% / 51% Percentage of fixed, match funded (3) 51.6% 61.0% 44.6% 52.3% 43.3% Percentage of loans performing / non-performing 95% / 5% 98% / 2% 98% / 2% 98% / 2% 98% / 2% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020

RESIDENTIAL MORTGAGE BANKING –SEGMENT SNAPSHOT 11 1) $ in millions. Represents activity during the quarter. 2) Represents fully committed amounts • MSR portfolio of approximately $8.3 billion in UPB, up 2% compared to Q4 • Fair market value of $78.6 million • Originations of $691.3 million(2) • Loan sales of $643.9 million • Origination pipeline of $601.3 million residential agency loans(2) $7.6 $7.8 $8.0 $8.2 $8.3 $7.0 $7.3 $7.5 $7.8 $8.0 $8.3 $8.5 MSR PORTFOLIO (UPB IN $ BILLIONS)CURRENT QUARTER HIGHLIGHTS Portfolio Metrics (quarterly activity) Unpaid principal balance (1) $ 344.4 $ 518.2 $ 656.8 $ 586.3 $ 691.3 % of Originations - Purchased 74.3% 74.0% 60.5% 54.7% 51.2% % of Originations - Refinanced 25.7% 26.0% 39.5% 45.3% 48.8% Channel - % Correspondent 34.5% 36.4% 33.6% 37.9% 34.4% Channel - % Retail 47.2% 45.7% 50.9% 46.8% 50.3% Channel - % Wholesale 18.2% 17.9% 15.5% 15.3% 15.3% Unpaid principal balance (1) $ 326.5 $ 492.1 $ 631.9 $ 601.6 $ 643.9 % of UPB - Fannie/ Freddie securitizations 68.4% 69.7% 69.7% 66.6% 72.4% % of UPB - Ginnie Mae securitizations 24.6% 22.4% 25.1% 26.8% 17.3% % of UPB - Other investors 7.0% 7.9% 5.2% 6.6% 10.3% Q4 2019 Q1 2020 Originations Sales Q1 2019 Q2 2019 Q3 2019 Fair Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Value ($ mm) $ 88.2 $ 85.7 $ 84.6 $ 91.2 $ 78.6

DIVERSIFIED, COMPLEMENTARY, AND SCALABLE PLATFORMS (1) Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables. (2) Based on Core Earnings. Core earnings includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. (3) 12 PORTFOLIO BREAKDOWN(1) EARNINGS BREAKDOWN(2) Acquisitions 25% SBC Originations - Fixed rate 26% SBC Originations - Bridge 26% SBC Originations - Freddie Mac 3% SBA Originations, Acquisitions, & Servicing 14% Residential Mortgage Banking 6% Acquisitions, ($4,963) SBC Originations - Fixed rate, $2,555 SBC Originations - Bridge, $10,511 SBC Originations - Freddie Mac, ($4,387) SBA Originations, Acquisitions, & Servicing, $1,416 Residential Mortgage Banking, $7,048 ($6,000) ($4,000) ($2,000) $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000

LOAN PORTFOLIO COMPOSITION AS OF MARCH 31, 2020(1)(2) Geographic Location Lien Position (1) As a percent of unpaid principal balance (2) Excludes loans held-for-sale, at fair value (3) Collateral Type SBA Collateral Type 13 California 18% Texas 15% Florida 8% New York 9% Illinois 5% Other 45% First Mortgage 98.9% Subordinated Mortgage 0.8% Other 0.3% SBA 16% Multi-Family 27% Retail 17% Office 12% Mixed use 12% Other 16% Physicians Offices 14% Child Day Care Services 8% Lodging 19% Veterinarians 4% Restaurants 6% Other 49%

CAPITAL STRUCTURE ► Approximate liquidity of $100 million consisting of cash on hand and available borrowing capacity on committed warehouse lines ► Since the start of COVID-19, the Company has met margin calls of $96 million ► The Company has reduced short term repurchase obligations by 35% to $191 million 14 Total Debt + Equity LIQUIDITY UPDATE HISTORICAL CAPITAL STRUCTURE Total Debt + Equity ($M) Funding Mix $3,088 $3,642 $3,915 $4,290 $4,608 Convertible Notes $ 115.0 7.0% 7.0% Senior Secured Notes $ 180.0 7.5% 7.0% Baby Bonds $ 149.5 6.3% 6.2% Total $ 444.5 7.0% 6.7% Principal Balance Coupon YTM Corporate Financing (in $M) 25% 21% 19% 20% 17% 4% 3% 3% 3% 2% 7% 6% 7% 8% 7% 27% 27% 34% 28% 37% 37% 43% 37% 42% 37% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Stockholders Equity Convertible senior notes Senior secured notes and Corporate debt Credit facilities and repurchase agreements Securitized debt obligations

FINANCING AND LEVERAGE 15 1.6x 1.8x 2.3x 1.9x 2.8x 3.1x 3.9x 4.3x 4.1x 4.9x - 1.0 2.0 3.0 4.0 5.0 6.0 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Historical Leverage Recourse Total HISTORICAL LEVERAGE Total Debt-to-Equity Ratio Secured borrowings (warehouse credit facilities and borrowings under repo transactions) $ 1,699 Securitized debt obligations 1,692 Senior secured notes and corporate bonds 329 Convertible notes 111 Total Debt $ 3,831 Total Stockholders' Equity $ 776 Total debt-to-equity ratio 4.9 Total recourse debt-to-equity ratio Total Debt $ 3,831 Less: Securitized debt obligations (1,692) Total recourse debt $ 2,139 Total Stockholders' Equity $ 776 Total recourse debt-to-equity ratio 2.8 3/31/2020 (in millions)

CREDIT AND REPURCHASE FACILITIES

Lender	Asset Class	Maturity	Pricing		Facility Size [1]		Carrying Value[1]		Available Capacity [1]
Borrowings under credit facilities									
JPMorgan	Acquired loans, SBA loans	Aug-2020	1M L + 2.00 to 2.50%	$	250,000	$	82,204	$	167,796
Keybank	Freddie Mac loans	Feb-2021	1M L + 1.30%		100,000		78,726		21,274
East West Bank	SBA loans	Jul-2020	Prime - 0.821 to + 0.29%		50,000		30,911		19,089
Credit Suisse[2]	Acquired loans (non USD)	Dec-2021	Euribor + 2.50%		224,500		37,030		187,470
GMFS facilities	Residential loans	Apr-2020 - Nov-2020	Various		340,000		204,655		135,345
GMFS - MSR	Residential MSRs	Sep-2023	1M L + 2.50%		50,000		49,200		800
Other - various	Various	Jan-2021 - Jun-2021	Various		65,718		56,854		8,864
Total Borrowings under credit facilities				**$**	**1,080,218**	**$**	**539,580**	**$**	**540,638**
Borrowings under repurchase agreements									
Citibank	Fixed rate, Transitional, Acquired loans	Aug-2020	1M L + 1.875 to 2.125%	$	500,000	$	246,417	$	253,583
Deutsche Bank	Fixed rate, Transitional loans	Nov-2021	3M L + 2.00 to 2.40%		425,000		331,181		93,819
JPMorgan	Transitional loans	Dec-2020	1M L + 2.25 to 4.00%		400,000		297,342		102,658
Various	MBS	Apr-2020	Various		284,417		284,417		-
Total Borrowings under repurchase agreements				**$**	**1,609,417**	**$**	**1,159,357**	**$**	**450,060**
Total Secured Borrowings				**$**	**2,689,635**	**$**	**1,698,937**	**$**	**990,698**

READY CAPITAL.

(1) $ in thousands
(2) Commitment size is €200.0 million, but has been converted for purposes of this disclosure.

16

READY CAPITAL SNAPSHOT ($ amounts in thousands, except per share data)

Investment Type		Average Carrying Value[1]	Gross Yield[2]		Average Debt Balance	Debt Cost [3]	Levered Yield
Loan Acquisitions	$	1,101,490	4.5%	$	861,219	3.7%	7.3%
SBC Originations	$	2,594,876	6.2%	$	1,960,563	4.2%	12.5%
SBA Originations, Acquisitions, & Servicing	$	243,372	16.1%	$	175,273	5.4%	43.7%
Total	**$**	**3,939,738**	**6.4%**	**$**	**2,997,055**	**4.1%**	**13.4%**

Book Equity Value Metrics		
Common Stockholders' equity	$	757,928
Common Stockholders' equity (adjusted)[5]	$	756,576
Total Common Shares outstanding		52,091,850
Net Book Value per Common Share	$	14.55
Adjusted Net Book Value per Common Share	$	14.52

Loan Portfolio Metrics [4]	
% Fixed vs Floating Rate	41.5% / 58.5%
% Originated vs Acquired	67.9% / 32.1%
Weighted Average LTV - SBC	64%
Weighted Average LTV - SBA	84%
Weighted Average LTV - Acquired	40%

Q1 2020 Earnings Data Metrics		
Net income (loss) | Core earnings	$ (51,516) |	$ 1,225
Earnings per share - Basic and diluted	$	(0.98)
Core Earnings per Common Share	$	0.01
Return on Equity per Common Share		-24.9%
Core Return on Equity per Common Share		0.6%
Dividend Yield		22.2%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	583,614
SBA servicing rights- carrying value	$	17,536
Freddie Mac servicing rights - UPB	$	1,193,274
Freddie Mac servicing rights - carrying value	$	13,944
Residential servicing rights - UPB	$	8,326,668
Residential servicing rights - carrying value	$	78,631

1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2) Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3) The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 3/31/2020 on an annualized basis.
4) Excludes loans, held for sale, at fair value
5) Excludes the equity component of our 2017 convertible note issuance.

READY CAPITAL.

17

APPENDIX 18

BALANCE SHEET BY QUARTER

(In Thousands)	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Assets					
Cash and cash equivalents	$ 47,597	$ 41,925	$ 52,727	$ 67,928	$ 122,265
Restricted cash	29,979	38,019	45,303	51,728	93,164
Loans, net	1,057,023	1,002,676	1,380,359	1,727,984	1,969,052
Loans, held for sale, at fair value	115,778	177,507	203,110	188,077	306,328
Mortgage backed securities, at fair value	91,435	99,407	96,181	92,466	78,540
Loans eligible for repurchase from Ginnie Mae	73,057	69,101	71,528	77,953	77,605
Investment in unconsolidated joint venture	39,025	47,551	55,663	58,850	53,379
Purchased future receivables, net	—	—	—	43,265	49,150
Derivative instruments	2,483	3,670	4,181	2,814	17,756
Servicing rights	115,652	114,761	114,480	121,969	110,111
Real estate acquired in settlement of loans	75,517	65,834	60,807	58,573	48,292
Other assets	69,604	71,162	77,553	106,925	114,891
Assets of consolidated VIEs	1,561,864	2,108,710	1,961,127	2,378,486	2,229,517
Total Assets	**$ 3,279,014**	**$ 3,840,323**	**$ 4,123,019**	**$ 4,977,018**	**$ 5,270,050**
Liabilities					
Secured borrowings	848,225	988,868	1,315,534	1,189,392	1,698,937
Securitized debt obligations of consolidated VIEs, net	1,140,919	1,567,113	1,465,539	1,815,154	1,692,074
Convertible notes, net	110,241	110,506	110,773	111,040	111,310
Senior secured notes and Corporate notes, net	227,608	227,881	283,630	329,275	329,461
Guaranteed loan financing	34,047	28,445	25,571	485,461	457,032
Liabilities for loans eligible for repurchase from Ginnie Mae	73,057	69,101	71,528	77,953	77,605
Derivative instruments	3,392	9,032	11,906	5,250	16,585
Dividends payable	13,396	18,292	18,292	21,302	21,747
Accounts payable and other accrued liabilities	67,240	73,679	81,235	97,407	89,740
Total Liabilities	**$ 2,518,125**	**$ 3,092,917**	**$ 3,384,008**	**$ 4,132,234**	**$ 4,494,491**
Stockholders' Equity					
Common stock	4	4	4	5	5
Additional paid-in capital	720,680	720,812	720,823	822,837	837,064
Retained earnings	21,790	14,914	9,173	8,746	(69,605)
Accumulated other comprehensive loss	(1,328)	(7,703)	(10,253)	(6,176)	(9,536)
Total Ready Capital Corporation equity	741,146	728,027	719,747	825,412	757,928
Non-controlling interests	19,743	19,379	19,264	19,372	17,631
Total Stockholders' Equity	**$ 760,889**	**$ 747,406**	**$ 739,011**	**$ 844,784**	**$ 775,559**
Total Liabilities and Stockholders' Equity	**$ 3,279,014**	**$ 3,840,323**	**$ 4,123,019**	**$ 4,977,018**	**$ 5,270,050**
Adjusted Book Value per Share	**$ 16.65**	**$ 16.35**	**$ 16.16**	**$ 16.12**	**$ 14.52**

READY CAPITAL.

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STATEMENT OF INCOME BY QUARTER 20 (1) Certain balances have been reclassified to match current period presentation (In thousands, except share data) Interest income $ 48,753 $ 57,034 $ 59,723 $ 64,406 $ 69,551 Interest expense (35,775) (35,753) (39,390) (40,962) (46,930) Net interest income before provision for loan losses $ 12,978 $ 21,281 $ 20,333 $ 23,444 $ 22,621 Provision for loan losses (518) (1,348) (693) (1,125) (39,804) Net interest income after provision for loan losses $ 12,460 $ 19,933 $ 19,640 $ 22,319 $ (17,183) Non-interest income Residential mortgage banking activities $ 14,587 $ 21,021 $ 29,013 $ 18,918 $ 36,669 Net realized gain on financial instruments 7,282 6,255 7,377 8,044 7,172 Net unrealized gain (loss) on financial instruments (6,912) (7,006) (7,881) 3,009 (33,434) Servicing income, net of amortization and impairment 6,752 7,811 7,449 8,653 8,097 Income on purchased future receivables, net — — — 2,362 3,483 Income on unconsolidated joint venture 2,929 2,083 1,047 29 (3,537) Other income 900 2,792 2,979 4,407 4,073 Gain on bargain purchase 30,728 — — — — Total non-interest income $ 56,266 $ 32,956 $ 39,984 $ 45,422 $ 22,523 Non-interest expense Employee compensation and benefits (11,448) (12,509) (13,438) (13,842) (18,936) Allocated employee compensation and benefits from related party (853) (1,250) (1,500) (1,870) (1,250) Variable expenses on residential mortgage banking activities (9,176) (13,501) (17,318) (11,765) (20,129) Professional fees (1,829) (1,586) (2,030) (1,989) (2,556) Management fees – related party (1,997) (2,495) (2,495) (2,591) (2,561) Incentive fees – related party — — — (106) — Loan servicing expense (3,648) (4,571) (4,866) (4,891) (5,570) Merger related expenses (5,467) (603) (51) (1,629) (47) Other operating expenses (6,861) (8,085) (8,144) (10,070) (13,744) Total non-interest expense $ (41,279) $ (44,600) $ (49,842) $ (48,753) $ (64,793) Income before provision for income taxes $ 27,447 $ 8,289 $ 9,782 $ 18,988 $ (59,453) Provision for income (taxes) benefit 3,003 2,956 2,645 1,948 7,937 Net income $ 30,450 $ 11,245 $ 12,427 $ 20,936 $ (51,516) Less: Net income attributable to non-controlling interest 983 276 323 508 (1,064) Net income attributable to Ready Capital Corporation $ 29,467 $ 10,969 $ 12,104 $ 20,428 $ (50,452) Earnings per common share - basic $ 0.90 $ 0.25 $ 0.27 $ 0.43 $ (0.98) Earnings per common share - diluted $ 0.90 $ 0.25 $ 0.27 $ 0.43 $ (0.98) Weighted-average shares outstanding - Basic 32,556,875 44,425,598 44,438,652 46,446,573 51,984,040 Weighted-average shares outstanding - Diluted 32,563,644 44,431,263 44,467,801 46,482,470 51,990,013 Dividends declared per share of common stock $ 0.40 $ 0.40 $ 0.40 $ 0.40 $ 0.40 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020

CORE EARNINGS RECONCILIATION BY QUARTER

(In Thousands)		Q1 2019		Q2 2019		Q3 2019		Q4 2019		Q1 2020
Net Income	$	30,450	$	11,245	$	12,427	$	20,936	$	(51,516)
Reconciling items:										
Unrealized (gain) loss on mortgage servicing rights	$	7,128	$	6,339	$	7,582	$	(2,482)	$	16,437
Adoption of ASU 2016-3		—		—		—		—		35,438
Non-recurring REO impairment		—		—		—		—		2,969
Gain on bargain purchase		(30,728)		—		—		—		—
Merger transaction costs and other non-recurring expenses		6,193		670		51		1,938		1,255
Unrealized loss on mortgage-backed securities		14		106		85		29		230
Unrealized loss on de-designated cash flow hedges		—		—		—		—		2,118
Total reconciling items	$	(17,393)	$	7,115	$	7,718	$	(515)	$	58,447
Core earnings before income taxes	$	13,057	$	18,360	$	20,145	$	20,421	$	6,931
Income tax adjustments		(1,782)		(1,585)		(1,896)		544		(5,706)
Core earnings	**$**	**11,275**	**$**	**16,775**	**$**	**18,249**	**$**	**20,965**	**$**	**1,225**
Less: Core earnings attributable to non-controlling interests	$	364	$	412	$	474	$	509	$	25
Less: Income attributable to participating shares		82		79		79		413		463
Core earnings attributable to Common Stockholders	$	10,829	$	16,284	$	17,696	$	20,043	$	736
Core earnings per share	**$**	**0.34**	**$**	**0.37**	**$**	**0.40**	**$**	**0.43**	**$**	**0.01**
Weighted average common shares outstanding		32,556,875		44,425,598		44,438,652		46,446,573		51,984,040

We believe that providing investors with Core Earnings, a non-U.S. GAAP financial measure, in addition to the related U.S. GAAP measures, gives investors greater transparency into the information used by management in our financial and operational decision-making. However, because Core Earnings is an incomplete measure of our financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, our net income as a measure of our financial performance. In addition, because not all companies use identical calculations, our presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Core Earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by us in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by us as part of our loan origination businesses, where we transfer originated loans into an MBS securitization and retain an interest in the securitization. In calculating Core Earnings, we do not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of our loan origination businesses because we consider the unrealized gains and losses that are generated in the loan origination and securitization process to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of our historical loan originations. In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core. Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size. In addition, in calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude unrealized gains or losses on Residential MSRs, held at fair value. We treat our commercial MSRs and Residential MSRs as two separate classes based on the nature of the underlying mortgages and our treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to our small business commercial business are accounted for under ASC 860, *Transfer and Servicing*, while our residential MSRs are accounted for under the fair value option under ASC 825, *Financial Instruments*. In calculating Core Earnings, we do not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of our business and is an indicator of the ongoing performance.

READY CAPITAL.
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